1 PIE CHART Reference PPT template for styling

2 2.0% 5.6% 12.7% 18.7% 24.1% 18.3% 9.5% 5.2% 2.0% 1.9% 0% 5% 10% 15% 20% 25% 30%

CARLYLE

CARLYLE CREDIT INCOME FUND (CCIF)

October 2023

COMMON STOCK DATA AS OF 10/31/23

Total Net Asset Value (est.)	**$96.14 Million**
Net Asset Value per share (est.)	**$8.20**
Closing Price per share[1]	**$7.62**
Premium / Discount	**-7.32%**
Total Market Capitalization	**$88.79 Million**
Current Dividend Yield	**11.27%**
Current Dividend Yield Based on November 2023 Dividend Payment	**15.76%**
Frequency of Common Stock Dividend Payments	**Monthly**

PREFERRED STOCK DATA AS OF 10/31/23

Ticker Symbol	**CCIA**
Closing Price per share[1]	**$25.15**

PORTFOLIO SUMMARY



2.2%
1.9%
96.0%
CLO Debt
CLO Equity
Legacy Real Estate Loans

SUMMARY OF UNDERLYING PORTFOLIO

Number of Unique Underlying Loan Obligors	**1,488**
Number of Underlying Loans	**2,091**
Aggregate Balance of Underlying Loans	**$13.22 Billion**
Average Individual Loan Obligor Exposure	**0.07%**
Currency: USD Exposure	**96.94%**
Aggregate Indirect Exposure to Senior Secured Loans	**96.41%**
Weighted Average Junior OC Cushion	**4.98**
Weighted Average Market Value of Loan Collateral	**95.92**
Weighted Average Remaining CLO Reinvestment Period	**2.9 years**
Last 12 Month Default Rate of Underlying Loans	**0.63%**

TOP 5 POSITIONS

Madison Park Funding LXII	**6.53%**
Benefit Street Partners CLO XXIII	**6.14%**
Neuberger Berman Loan Advisers CLO 38	**4.59%**
BlueMountain CLO XXXV	**4.45%**
CIFC Funding 2020-III	**4.31%**

DIVERSIFICATION BY CREDIT TYPE OF UNDERLYING OBILIGORS

Obligor	% Total
First Lien Loan	**96.41%**
Unsecured Loan	**0.00%**
Second Lien Loan	**0.90%**
Senior Secured Bond	**1.88%**
Senior Unsecured Bond	**0.81%**
Total	**100.00%**

Past performance is not indicative of future results or a guarantee of future returns. Please review the Important Information.
1) Based upon closing price per share 11/9/2023.

CARLYLE

CARLYLE CREDIT INCOME FUND (CCIF)
October 2023

UNDERLYING LOAN METRICS

WEIGHTED AVERAGE RATING DISTRIBUTION



Wtd Avg = B
40%
35%
30%
25%
20%
15%
10%
5%
0%
0.1%
0.3%
0.3%
1.5%
4.8%
7.9%
10.2%
21.2%
36.1%
12.6%
2.3%
1.5%
0.7%
0.3%
A- and higher
BBB+
BBB
BBB-
BB+
BB
BB-
B+
B
B-
CCC+
CCC
Below CCC
NR

WEIGHTED AVERAGE MATURITY DISTRIBUTION



Wtd Avg = 4.7 years
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
0.0%
0.7%
6.0%
12.4%
17.9%
39.4%
23.5%
2023
2024
2025
2026
2027
2028
2029+

WEIGHTED AVERAGE PRICE DISTRIBUTION



Wtd Avg = 97.5 – 100
70%
60%
50%
40%
30%
20%
10%
0%
2.0%
2.8%
7.8%
11.2%
13.0%
60.6%
2.6%
<70
70-80
80-90
90-95
95-97.5
97.5-100
>100

WEIGHTED AVERAGE STATED SPREAD DISTRIBUTION



Wtd Avg = 3.5 – 4.0%
30%
25%
20%
15%
10%
5%
0%
2.0%
5.6%
12.7%
18.7%
24.1%
18.3%
9.5%
5.2%
2.0%
1.9%
<2.0%
2.0-2.5%
2.5-3.0%
3.0-3.5%
3.5-4.0%
4.0-4.5%
4.5-5.0%
5.0-5.5%
5.5-6.0%
>6.0%

TOP 10 UNDERLYING OBLIGORS

Obligor	% Total
Altice France	**0.58%**
Asurion	**0.55%**
UKG	**0.55%**
Virgin Media	**0.53%**
Peraton	**0.47%**
Medline	**0.47%**
McAfee	**0.46%**
Burger King Corporation	**0.45%**
Verscend Holding	**0.45%**
Athenahealth	**0.44%**
Total	4.93%

TOP 10 INDUSTRIES OF UNDERLYING OBLIGORS

Industry	% Total
High Tech	**13.53%**
Healthcare & Pharmaceuticals	**11.63%**
Banking, Finance, Insurance & Real Estate	**8.90%**
Services: Business	**6.97%**
Hotels, Gaming & Leisure	**4.93%**
Capital Equipment	**4.54%**
Chemicals, Plastics & Rubber	**4.52%**
Construction & Building	**4.49%**
Telecommunications	**4.49%**
Media: Broadcasting & Subscription	**4.05%**
Total	68.03%

IMPORTANT INFORMATION

Investors should consult with their financial advisor about the suitability of CCIF in their portfolio.

Investing in CCIF involves a high degree of risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. This is a non-diversified closed-end fund. Shares of CCIF's common stock are listed on the New York Stock Exchange.

Shares of closed-end funds frequently trade at a discount from their net asset value (NAV), which may increase investors' risk of loss. CCIF cannot predict whether its shares will trade at, below or above NAV.

There is no assurance that CCIF's investment objectives will be achieved or that monthly distributions paid by CCIF will be maintained at the targeted level or that dividends will be paid at all. CCIF's distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to CCIF for investment. A return of capital to shareholders is a return of a portion of their original investment in CCIF, thereby reducing the tax basis of their investment.

This material is provided for general and educational purposes only, is not intended to provide legal or tax advice, does not constitute a solicitation of an offer to buy or sell CCIF's shares, and is not for use to avoid any penalties that may be imposed under U.S. federal tax laws. Contact your attorney or other advisor regarding your specific legal, investment or tax situation.

Investing involves risk. CCIF invests primarily in below investment grade instruments, which are commonly referred to as "high yield" securities or "junk" bonds. CCIF invests a significant portion of its assets in CLO junior debt and equity securities, which often involve risks that are different from or more pronounced than risks associated with other types of credit instruments. Because of the risks associated with investing in high yield securities, an investment in CCIF should be considered speculative.

Investors should carefully consider the investment objective, risks, charges and expenses of CCIF before investing.

CCIF's filings with the Securities and Exchange Commission ("SEC") contain information about CCIF's investment objectives, risks, charges and expenses as well as other information about CCIF. These filings should be read carefully before investing. CCIF's filings with the SEC may be found on the SEC's website (www.sec.gov) or on CCIF's website, www.carlylecreditincomefund.com.

ABOUT CARLYLE

The Carlyle Group (NASDAQ: CG) is a global investment firm with deep industry experience that deploys private capital across three business segments: Global Private Equity, Global Credit and Global Investment Solutions. With approximately $382 billion of assets under management as of September 30, 2023, Carlyle's purpose is to invest wisely and create value on behalf of its investors, portfolio companies and the communities in which we live and invest. The Carlyle Group employs more than 2,200 people in 28 offices across 5 continents as of September 30, 2023.